UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 12, 2018

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

_____________________

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

On October 12, 2018, Golden Queen Mining Co. Ltd.’s (the “Registrant”) wholly-owned subsidiary, Golden Queen Mining Holdings, Inc., as a pledgor (“GQM Holdings” or “Borrower”), entered into a Revolving Credit Agreement by among GQM Holdings, Golden Queen Mining Company, LLC, as borrower (“GQM LLC”), Gauss LLC, as a pledgor (“Gauss” and together with GQM Holdings, the “Pledgors”), Gauss Holdings LLC (“Gauss Holdings”) and Auvergne, LLC (“Auvergne” and together with Gauss Holdings, the “Lenders”), dated October 12, 2018 (the “Credit Agreement”). GMQ Holdings and Gauss each holds a 50% of the membership interests in GQM LLC and are the sole members of GQM LLC. GQM LLC owns and operates the Soledad Mountain mine, the primary asset of the Registrant.

The Facility

Under the terms of the Credit Agreement, the Lenders have agreed to loan GQM LLC up to $20,000,000 under a revolving credit facility (the “Facility”), which matures on March 31, 2020. GQM LLC may pre-pay all or part of the Facility at any time prior to the maturity date, and amounts prepaid will not be subject to penalty. Annual interest rate on drawn amounts under the Facility is 8% (plus an additional 2% upon an Event of Default (as defined in the Credit Agreement)), and GQM LLC agreed to pay the Lenders a commitment fee (the “Commitment Fee”) computed on a daily basis, equal to one percent (1%) per annum of the excess of (i) the Commitment, over (ii) the average daily amount of outstanding Facility balance for each fiscal quarter of the Borrower (increasing to 3% upon an Event of Default).

Security Interest

GQM LLC granted the Lenders, as security for the due and punctual payment and performance of the obligations under the Facility and the Credit Agreement, a first priority security interest in Collateral (as defined in the Credit Agreement), which includes GQM LLC’s right, title and interest in and to all personal property, tangible and intangible, wherever located or situated and whether now owned, presently existing or hereafter acquired or created, including, but not limited to, all goods, accounts, instruments, intercompany obligations, contract rights, partnership and joint venture interests, documents, chattel paper, general intangibles, payment intangibles, goodwill, equipment, machinery, inventory, investment property, copyrights, trademarks, trade names, insurance proceeds, cash, deposit accounts, letter of credit rights and pledged securities and any proceeds thereof, products thereof or income therefrom, subject to certain exclusions described in the Credit Agreement.

In addition to the GQM LLC security interests, each Pledgor as security for the due and punctual payment in full of the obligations under the Facility and the Credit Agreement, granted a first priority security interest in Pledged Collateral (as defined in the Credit Agreement), which includes such Pledgor’s membership interests in GQM LLC.

The Pledgors and the lenders under the Amended Loan Agreement (see, Reaffirmation of Amended Term Loan Agreement, below) entered into a Subordination Agreement, related to subordination rights of certain security interests among the parties.

Warrants

Under the terms of the Credit Agreement, GQM LLC issued 21,486 warrants (the “GQM LLC Warrants”), with each warrant entitling the holder to purchase a unit of GQM LLC for a period of five (5) years at an exercise price of 112.5% of the per-unit value of GQM LLC. The per-unit value is based on the enterprise value less net debt of GQM LLC, where enterprise value equals two times the enterprise value of the Registrant, as determined by adding (A) the market capitalization implied by the volume-weighted average trading price of the Registrant’s shares over the five (5) days subsequent to closing the Facility and (B) the Registrant’s net debt as of June 30, 3018. The GQM LLC Warrants represent a fully-diluted 7.5% interest in the equity of GQM LLC. If the GQM LLC warrants are exercised, the Registrant’s interest in GQM LLC will be diluted to 46%, which may impact the current accounting treatment of GQM LLC as a controlled subsidiary in the Registrant’s financial statements.

Reaffirmation of Amended Loan Agreement

The Registrant entered into an amendment to the Second Amended and Restated Term Loan Agreement dated November 21, 2016 (the “Amended Loan Agreement”), among the Registrant, Landon T. Clay 2009 Irrevocable Trust dated March 6, 2009 (the “LTC Lender”); EHT, LLC; Harris Clay; and the Clay Family 2009 Irrevocable Trust dated April 14, 2009 (the “CFT Lender”), whereby a cross default provision for a default under the Credit Agreement was added. The Registrant filed a Form 8-K on November 21, 2016 reporting the Amended Loan Agreement. Under the terms of the Amended Loan Agreement, the Registrant (a) issued a Guaranty guaranteeing Registrant’s obligations under the Amended Loan Agreement and certain promissory notes to be issued by GQM, under the terms of a Guaranty (the “Guaranty”) and (b) pledged the shares of common stock held by the Registrant in GQM Holdings, under the terms of an Amended and Restated Pledge Agreement (the “Pledge”). Thomas M. Clay is the sole trustee of the LTC Lender and the CFT Lender and is the Chief Executive Officer of the Registrant and a member of the Board of Directors. In addition, the LTC Lender holds a 75% equity interest in Auvergne, LLC. Thomas M. Clay has declared his interest in the Amended Loan Agreement transaction, the Facility and related transactions.

In connection with the Credit Agreement, the Registrant was required to reaffirm the terms of the Amended Loan Agreement, Guaranty and the Pledge under a Reaffirmation of Guranty and Pledge Agreement (the “Reaffirmation”).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Revolving Credit Agreement*

* To be filed with the Registrant’s Quarterly Report on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.
Date: October 18, 2018

	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Revolving Credit Agreement*

* To be filed with the Registrant’s Quarterly Report on Form 10-Q.